UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: March 9, 2015
(Date of earliest event reported)
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Papa Murphy’s Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-36432 (Commission File Number)	27-2349094 (IRS Employer Identification No.)

8000 NE Parkway Drive, Suite 350 Vancouver, WA (Address of principal executive offices)	98662 (Zip Code)

(360) 260-7272
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On March 13, 2015, Papa Murphy's Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “March 8-K”) with the Securities and Exchange Commission to report the purchase by Papa Murphy’s Company Stores, Inc., a wholly-owned subsidiary of the Company, of certain assets used in the operation of six Papa Murphy's stores in the Seattle, Washington area from M2AD Management, Inc., the previous operator of the six Papa Murphy's stores.
The Company stated in the March 8-K that it intended to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K within the time period required by Form 8-K. The Company hereby amends the March 8-K in order to include the required financial statements and pro forma financial information.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The audited financial statements of M2AD Management, Inc. as of and for the year ended December 29, 2014, and the notes related thereto, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma condensed consolidated financial statements for the Company as of and for the year ended December 29, 2014, and the notes related thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.
(d) Exhibits.
The following exhibits are filed with this report:

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
23.1	Consent of Moss Adams LLP, independent registered public accounting firm.
99.1	The audited financial statements of M2AD Management, Inc. as of and for the year ended December 29, 2014, and the notes related thereto.
99.2	The unaudited pro forma condensed consolidated financial statements for Papa Murphy's Holdings, Inc. as of and for the year ended December 29, 2014, and the notes related thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA MURPHY’S HOLDINGS, INC.

By:	/s/ Mark Hutchens
Name: Mark Hutchens
Title: Chief Financial Officer

Date: May 26, 2015

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
23.1	Consent of Moss Adams LLP, independent registered public accounting firm.
99.1	The audited financial statements of M2AD Management, Inc. as of and for the year ended December 29, 2014, and the notes related thereto.
99.2	The unaudited pro forma condensed consolidated financial statements for Papa Murphy's Holdings, Inc. as of and for the year ended December 29, 2014, and the notes related thereto.